U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

Abrams Industries, Inc.

(Exact name of Registrant as Specified in Charter)

Georgia	0-10146	58-0522129

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1945 The Exchange, Suite 300, Atlanta, Georgia	30339-2029

(Address of Principal Executive Offices)	(Zip Code)

(770) 953-0304

(Registrant’s telephone number, including area code)

ITEM 2—ACQUISITION OR DISPOSITION OF ASSETS

On March 12, 2004, Merchants Crossing of North Fort Myers, Inc., a wholly-owned subsidiary of Abrams Industries, Inc. (together referred to as the “Company”), completed the sale of its Merchants Crossing of North Fort Myers shopping center (the “center”) to Hart Center VII, LTD, a Florida limited partnership, for $21.8 million. The approximately 294,000 square foot center is located in North Fort Myers, Florida. Net cash proceeds were approximately $10,604,000 after deducting:

•	$10,478,000 for the repayment of the mortgage note payable;

•	$28,000 for security deposits; and

•	$690,000 for closing costs and prorations (these amounts are subject to final resolution.)

The purchaser is unaffiliated with the Company and the transaction was negotiated at arms-length. In negotiating the sales price, the Company considered, among other factors:

•	the shopping center’s historical and anticipated cash flows;

•	the tenants in the center and their remaining lease terms;

•	the condition and location of the shopping center; and

•	current overall market conditions for the real estate industry.

ITEM 7—FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Statements.

(1)	Pro forma combined balance sheet as of January 31, 2004 (unaudited).

(2)	Pro forma combined statements of operations for the nine months ended January 31, 2004 (unaudited) and for the year ended April 30, 2003 (unaudited).

(c)	Exhibits.

None.

ABRAMS INDUSTRIES, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     This unaudited pro forma combined balance sheet has been prepared as if the sale of the center had taken place on January 31, 2004. The unaudited pro forma combined statement of income for the nine months ended January 31, 2004, has been prepared as if the sale of the center had taken place on May 1, 2003. The unaudited pro forma combined statement of income for the year ended April 30, 2003, has been prepared as if the sale of the center had taken place on May 1, 2002.

     The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the results that would have occurred if the sale of the center had occurred on the date indicated or the expected financial position or results of operations in the future.

     The unaudited pro forma combined financial statements should be read in conjunction with Abrams Industries, Inc.’s separate historical financial statements and notes thereto. In management’s opinion, all adjustments necessary to reflect the effect of this transaction have been made.

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Balance Sheet
January 31, 2004

(In thousands, except share data)

	Abrams
	Industries, Inc.	Pro Forma		Pro Forma
	Historical	Adjustments		Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,048	$10,604	(A)	$14,652
Short-term investments	200	—		200
Receivables, net	7,190	(143	)(B)	7,047
Costs and earnings in excess of billings	290	—		290
Assets of discontinued operations	—	203	(B)	203
Income tax receivable	172	—		172
Deferred income taxes	608	1,497	(C)	2,105
Other	877	(60	)(B)	817

Total current assets	13,385	12,101		25,486

INCOME PRODUCING PROPERTIES, NET	42,891	(17,039	)(D)	25,852
PROPERTY AND EQUIPMENT, NET	686	—		686
REAL ESTATE HELD FOR FUTURE SALE OR DEVELOPMENT	3,953	—		3,953
OTHER ASSETS:
Intangible assets, net	2,595	(279	)(E)	2,316
Goodwill	4,611	—		4,611
Other	2,778	—		2,778

	$70,899	$(5,217)		$65,682

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES
Trade and subcontractors payables	$3,924	$—		$3,924
Billings in excess of costs and earnings	427	—		427
Accrued expenses	1,884	(175	)(F)
		(58	)(B)	1,651
Liabilities of discontinued operations	—	467	(B)	467
Bank loans payable	3,000	—		3,000
Current maturities of long-term debt	2,793	(1,044	)(G)	1,749

Total current liabilities	12,028	(810)		11,218

DEFERRED INCOME TAXES	1,840	2,585	(C)	4,425
OTHER LIABILITIES	6,530	—		6,530
MORTGAGE NOTES PAYABLE	22,442	(9,434	)(G)	13,008
OTHER LONG-TERM DEBT	9,512	—		9,512

Total liabilities	52,352	(7,659)		44,693

COMMITMENT AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common stock	3,204	—		3,204
Additional paid-in capital	2,563	—		2,563
Deferred stock compensation	(41)	—		(41)
Retained earnings	13,497	2,442	(H)	15,939
Treasury stock	(676)	—		(676)

Total shareholders’ equity	18,547	2,442		20,989

	$70,899	$(5,217)		$65,682

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Statement of Income
For the nine months ended January 31, 2004

(In thousands, except share data)

	Abrams
	Industries, Inc.	Pro Forma	Pro Forma
	Historical	Adjustments	Combined
REVENUES:
Energy management	$2,132	$—	$2,132
Facility services	547	—	547
Construction	23,787	—	23,787
Rental income	7,965	(2,164)	5,801
Real Estate Sales	—	—	—
Interest	10	(2)	8
Other	85	—	85

	34,526	(2,166)	32,360

COSTS AND EXPENSES
Energy management	1,206	—	1,206
Facility services	369	—	369
Construction	23,199	—	23,199
Rental property operating expense, excluding interest	4,895	(1,213)	3,682
Cost of real estate sold	—	—	—

	29,669	(1,213)	28,456
Selling, general and administrative	6,976	(4)	6,972
Interest costs incurred	2,198	(373)	1,825

	38,843	(1,590)	37,253

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(4,317)	(576)	(4,893)
INCOME TAX BENEFIT	(1,428)	(205)	(1,633)

LOSS FROM CONTINUING OPERATIONS	(2,889)	(371)	(3,260)

DISCONTINUED OPERATIONS:
Earnings from discontinued operations	—	—	—
Gain on sale of assets of discontinued operations	—	—	—

EARNINGS FROM DISCONTINUED OPERATIONS	—	—	—

NET LOSS	$(2,889)	$(371)	$(3,260)

NET EARNINGS (LOSS) PER SHARE FROM:
Continuing operations – basic and diluted	$(0.98)	$(0.12)	$(1.11)
Discontinued operations – basic and diluted	—	—	—

Net loss earnings per share – basic and diluted	$(0.98)	$(0.12)	$(1.11)

Weighted average common shares – basic and diluted	2,936,438	2,936,438	2,936,438

ABRAMS INDUSTRIES, INC.
Unaudited Pro Forma Combined Statement of Income
For the year ended April 30, 2003

(In thousands, except share data)

	Abrams
	Industries, Inc.	Pro Forma	Pro Forma
	Historical	Adjustments	Combined
REVENUES:
Energy management	$2,900	$—	$2,900
Facility services	—	—	—
Construction	59,528	—	59,528
Rental income	10,727	(2,852)	7,875
Real Estate Sales	860	—	860
Interest	55	—	55
Other	65	(5)	60

	74,135	(2,857)	71,278

COSTS AND EXPENSES
Energy management	1,573	—	1,573
Facility services	—	—	—
Construction	57,279	—	57,279
Rental property operating expense, excluding interest	6,733	(1,570)	5,163
Cost of real estate sold	296	—	296

	65,881	(1,570)	64,311
Selling, general and administrative	8,047	(4)	8,043
Interest costs incurred	2,967	(589)	2,378

	76,895	(2,163)	74,732

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(2,760)	(694)	(3,454)
INCOME TAX BENEFIT	(1,065)	(245)	(1,310)

LOSS FROM CONTINUING OPERATIONS	(1,695)	(449)	(2,144)

DISCONTINUED OPERATIONS:
Earnings from discontinued operations	3	—	3
Gain on sale of assets of discontinued operations	618	—	618

EARNINGS FROM DISCONTINUED OPERATIONS	621	—	621

NET LOSS	$(1,074)	$(449)	$(1,523)

NET EARNINGS (LOSS) PER SHARE FROM:
Continuing operations – basic and diluted	$(0.58)	$(0.15)	$(0.73)
Discontinued operations – basic and diluted	0.21	—	0.21

Net loss earnings per share – basic and diluted	$(0.37)	$(0.15)	$(0.52)

Weighted average common shares – basic and diluted	2,910,475	2,910,475	2,910,475

ABRAMS INDUSTRIES, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(A)	Reflects the net sale proceeds of $10,604,000 from the sale of the center on March 12, 2004.

(B)	Reflects the reclassification of the remaining assets and liabilities of the center to be classified separately in the asset and liability sections as discontinued operations.

(C)	Reflects the increase in the current deferred tax assets for the realization of previously generated net operating losses. The increase was calculated on the gain on the sale at a combined federal and state tax rate of 38%.

(D)	Reflects a decrease in the net book value of the center as of January 31, 2004, which was sold on March 12, 2004.

(E)	Reflects the decrease in intangible assets related to the center as of January 31, 2004.

(F)	Reflects the decrease of the security deposits as a result of the sale of the center and prorations related to the sale.

(G)	Reflects a decrease for the $10,478,000 mortgage note payable as of January 31, 2004.

(H)	Represents a gain of $2,442,000 on the sale of the center.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAMS INDUSTRIES, INC.
Dated: March 29, 2004	By:	/s/ Mark J. Thomas
Mark J. Thomas
Chief Financial Officer